Vanguard Funds

Supplement to the Prospectuses

Leadership Announcement

Kenneth E. Volpert has transitioned from head of Vanguard’s Taxable Bond Group to the new role of global head of Fixed Income Indexing and head of investments, Europe. Mr. Volpert’s former role has been discontinued. Paul M. Jakubowski, Principal of Vanguard, has assumed the role of head of credit. Ronald M. Reardon, Principal of Vanguard, has assumed the role of head of rates.

Prospectus Text Changes

All references to Kenneth E. Volpert are removed, and the following text is added in the Investment Advisor section:

Paul M. Jakubowski, Principal of Vanguard and head of credit. He has oversight responsibility for investment activities within the credit-related sectors of the taxable fixed income market as well as taxable credit research. He has worked in investment management since joining Vanguard in 2000 and has managed investment portfolios since 2013. He received his B.S. from the University of Richmond and an M.B.A. from Villanova University.

Ronald M. Reardon, Principal of Vanguard and head of rates. He has oversight responsibility for investment activities within the rates-related sectors of the taxable fixed income market including foreign exchange. He has worked in investment management for Vanguard since 2001 and has managed investment portfolios since 2005. He received his B.S. from The College of New Jersey and an M.B.A. from the University of Rochester.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 119 062014